Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
We are subject to U.S. federal and state taxes with respect to our allocable share of any taxable income or loss of MarketWise, LLC, as well as any standalone income or loss we generate. MarketWise, LLC is treated as a partnership for U.S. income tax purposes and for most applicable state and local income tax purposes and generally does not pay income taxes in most jurisdictions. Instead, MarketWise, LLC’s taxable income or loss is passed through to its members, including us.
The components of income tax expense consisted of the following:

Year Ended December 31, 2021
Current income tax expense (benefit):
Federal	$—
State	—
Deferred income tax expense (benefit):
Federal	1,942
State	416
Total income tax expense (benefit)	$2,358
A reconciliation of the U.S. statutory income tax rate to the Company's effective income tax rate is as follows:

Year Ended December 31, 2021
Statutory federal tax rate	21.00%
State income taxes, net of federal benefit	4.50%
Permanent items	(0.55)%
Income attributable to noncontrolling interests	(25.20)%
Effective income tax rate	(0.25)%
The Company’s effective tax rate was (0.25)% in 2021, in comparison to the U.S. statutory rate of 21.00%. Our effective tax rate in 2021 differs from the U.S. federal statutory rate primarily because we generally do not record income taxes for the noncontrolling portion of pre-tax income.
Details of the Company’s deferred tax assets and liabilities are as follows:

Year Ended December 31, 2021
Deferred tax assets:
Reserves	$216
Accrued expenses	127
Deferred revenue	9,899
Derivatives	40
Stock-based compensation	102
Investment in MarketWise, LLC	28,981
Net operating loss carryforwards	1,260
Investment in flow-through partnerships	296
Lease liabilities	158
Fixed asset	9
Charitable contributions	25
Intangibles	1,057
Total deferred tax assets	$42,170
Deferred tax liabilities
Deferred expense	$(3,959)
Related party interest	(53)
Right of use asset	(213)
Total deferred tax liabilities	$(4,225)
Valuation allowance	(28,981)
Net deferred tax assets (liabilities)	$8,964
As of December 31, 2021, we had a federal net operating loss carryforward (“NOL”) of $4,942, which can be carried forward indefinitely. We also had state net operating losses of $272 with varying carryforward periods. As of December 31, 2021, it is more likely than not that future operations will generate sufficient taxable income to realize the NOL and therefore, no valuation allowance was recorded on the NOL.
As a result of the Transactions, we recorded a deferred tax asset resulting from the outside basis difference in our interest in MarketWise, LLC. The Company considers both positive and negative evidence when measuring the need for a valuation allowance. A valuation allowance is not required to the extent that, in management’s judgment, positive evidence exists with a magnitude and duration sufficient to result in a conclusion that it is more likely than not (a likelihood of more than 50%) that the Company’s deferred tax assets will be realized.
In evaluating the need for a valuation allowance on the deferred tax asset, the company considered positive evidence related to its historic earnings, forecasted income and reversal of temporary differences. Therefore, the Company recorded a valuation allowance of $28,981 for certain deferred tax assets that are not more likely than not to be realized.
The deferred tax asset is remeasured at the end of the reporting period to reflect the change in relative ownership of MarketWise, LLC held by the Company. The impact of the remeasurement of the noncontrolling interest is reflected in the consolidated statements of stockholders’ deficit / members’ deficit.
The Company did not record any penalties or interest related to uncertain tax positions, as management has concluded that no such positions exist, on the consolidated balance sheets as of December 31, 2021 and 2020. The Company does not expect any changes to uncertain tax positions within the next 12 months.
The Company is subject to examination for tax years beginning with the year ended December 31, 2018. The Company is not currently subject to income tax audits in any U.S. or state jurisdictions for any tax year.
Tax Receivable Agreement
As part of the Transactions, we entered into Tax Receivable Agreements (“TRAs”) with certain shareholders. We expect to increase our share of the tax basis in the net assets of MarketWise, LLC when MarketWise, Inc. units are redeemed or exchanged by the Founding members of MarketWise, LLC. We intend to treat any redemptions and exchanges of MarketWise, Inc. units as direct purchases of MarketWise, Inc. units for United States federal income tax purposes. These increases in tax basis may reduce the amounts that we would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
The TRA will represent approximately 85% of the calculated tax savings based on the portion of basis adjustments on future exchanges of MarketWise, LLC units and other carryforward attributes assumed that we anticipate to be able to utilize in future years. There was no exchange of MarketWise, LLC units as part of the Transactions and there has been no exchange since the closing; therefore, we have not recorded a liability under the TRAs as of December 31, 2021.